UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 28, 2008

Shearson Financial Network, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-32745	88-0471353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

921 Front Street, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 296-5127

(Registrant's telephone number, including area code)

Item 8.01.  Other Events.

On  February 1, 2008 the Board of Directors of Shearson Financial Network. Inc. appointed Harry R. Kraatz as Chief Restructuring Officer of Shearson Financial Network, Inc.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Name

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shearson Financial network
(Registrant)

Date: March 28, 2008	By:	/s/ Harry R. Kraatz
Harry R. Kraatz,
Cheif Restructuring Officer